                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE GATEWAY TRUST, an Ohio business trust (the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment to Registration Statement No. 2-59895 amending such Registration Statement and the included prospectuses and statements of additional information for the Trust; and

         WHEREAS, the undersigned is a trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Walter
G. Sall and J. Patrick Rogers, each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Trust, to execute and file such post-effective amendment, including prospectuses, statements of additional information and exhibits, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than May 15, 1996.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of January, 1996.

                                                     /s/ Kenneth A. Drucker
                                                     ---------------------------
                                                     Kenneth A. Drucker, Trustee

STATE OF OHIO         )
                      )  ss:
COUNTY OF CLERMONT    )

         Before me, a Notary Public, in and for said county and state, personally appeared Kenneth A. Drucker, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposed therein expressed.

         WITNESS my hand and official seal this 30th day of January, 1996.

                                              /s/ Donna M. Squeri
                                              -------------------
                                              Notary Public, State of Ohio
                                              My commission has no expiration

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE GATEWAY TRUST, an Ohio business trust (the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment to Registration Statement No. 2-59895 amending such Registration Statement and the included prospectuses and statements of additional information for the Trust; and

         WHEREAS, the undersigned is a trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Walter
G. Sall and J. Patrick Rogers, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Trust, to execute and file such post-effective amendment, including prospectuses, statements of additional information and exhibits, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than May 15, 1996.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of January, 1996.

                                                          /s/ John F. Lebor
                                                          ----------------------
                                                          John F. Lebor, Trustee

STATE OF OHIO         )
                      )  ss:
COUNTY OF CLERMONT    )

         Before me, a Notary Public, in and for said county and state, personally appeared John F. Lebor, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposed therein expressed.

         WITNESS my hand and official seal this 30th day of January, 1996.

                                           /s/ Donna M. Squeri
                                           -------------------
                                           Notary Public, State of Ohio
                                           My commission has no expiration

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE GATEWAY TRUST, an Ohio business trust (the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment to Registration Statement No. 2-59895 amending such Registration Statement and the included prospectuses and statements of additional information for the Trust; and

         WHEREAS, the undersigned is a trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Walter
G. Sall and J. Patrick Rogers, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Trust, to execute and file such post-effective amendment, including prospectuses, statements of additional information and exhibits, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than May 15, 1996.

                  IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 30th day of January, 1996.

                                                         /s/ Beverly Gordon
                                                         -----------------------
                                                         Beverly Gordon, Trustee

STATE OF OHIO         )
                      )  ss:
COUNTY OF CLERMONT    )

         Before me, a Notary Public, in and for said county and state, personally appeared Beverly Gordon, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposed therein expressed.

         WITNESS my hand and official seal this 30th day of January, 1996.

                                         /s/ Donna M. Squeri
                                         -------------------
                                         Notary Public, State of Ohio
                                         My commission has no expiration

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE GATEWAY TRUST, an Ohio business trust (the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment to Registration Statement No. 2-59895 amending such Registration Statement and the included prospectuses and statements of additional information for the Trust; and

         WHEREAS, the undersigned is a trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Walter
G. Sall and J. Patrick Rogers, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Trust, to execute and file such post-effective amendment, including prospectuses, statements of additional information and exhibits, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than May 15, 1996.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of January, 1996.

                                                     /s/ William Schneebeck
                                                     ---------------------------
                                                     William Schneebeck, Trustee

STATE OF OHIO          )
                       )  ss:
COUNTY OF CLERMONT     )

         Before me, a Notary Public, in and for said county and state, personally appeared William Schneebeck, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposed therein expressed.

         WITNESS my hand and official seal this 30th day of January, 1996.

                                         /s/ Donna M. Squeri
                                         -------------------
                                         Notary Public, State of Ohio
                                         My commission has no expiration

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE GATEWAY TRUST, an Ohio business trust (the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment to Registration Statement No. 2-59895 amending such Registration Statement and the included prospectuses and statements of additional information for the Trust; and

         WHEREAS, the undersigned is a trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Walter
G. Sall and J. Patrick Rogers, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Trust, to execute and file such post-effective amendment, including prospectuses, statements of additional information and exhibits, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than May 15, 1996.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of January, 1996.

                                                         /s/ Walter G. Sall
                                                         -----------------------
                                                         Walter G. Sall, Trustee

STATE OF OHIO          )
                       )  ss:
COUNTY OF CLERMONT     )

         Before me, a Notary Public, in and for said county and state, personally appeared Walter G. Sall, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposed therein expressed.

         WITNESS my hand and official seal this 30th day of January, 1996.

                                          /s/ Donna M. Squeri
                                          -------------------
                                          Notary Public, State of Ohio
                                          My commission has no expiration

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE GATEWAY TRUST, an Ohio business trust (the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment to Registration Statement No. 2-59895 amending such Registration Statement and the included prospectuses and statements of additional information for the Trust; and

         WHEREAS, the undersigned is a trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Walter
G. Sall and J. Patrick Rogers, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Trust, to execute and file such post-effective amendment, including prospectuses, statements of additional information and exhibits, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than May 15, 1996.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of January, 1996.

                                                        /s/ Peter W. Thayer
                                                        ------------------------
                                                        Peter W. Thayer, Trustee

STATE OF OHIO         )
                      )  ss:
COUNTY OF CLERMONT    )

         Before me, a Notary Public, in and for said county and state, personally appeared Peter W. Thayer, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposed therein expressed.

         WITNESS my hand and official seal this 30th day of January, 1996.

                                       /s/ Donna M. Squeri
                                       -------------------
                                       Notary Public, State of Ohio
                                       My commission has no expiration

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE GATEWAY TRUST, an Ohio business trust (the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment to Registration Statement No. 2-59895 amending such Registration Statement and the included prospectuses and statements of additional information for the Trust; and

         WHEREAS, the undersigned is a trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Walter
G. Sall and J. Patrick Rogers, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Trust, to execute and file such post-effective amendment, including prospectuses, statements of additional information and exhibits, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than May 15, 1996.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of January, 1996.

                                                    /s/ Stefen F. Brueckner
                                                    ----------------------------
                                                    Stefen F. Brueckner, Trustee

STATE OF OHIO          )
                       )  ss:
COUNTY OF CLERMONT     )

         Before me, a Notary Public, in and for said county and state, personally appeared Stefen F. Brueckner, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposed therein expressed.

         WITNESS my hand and official seal this 30th day of January, 1996.

                                         /s/ Donna M. Squeri
                                         -------------------
                                         Notary Public, State of Ohio
                                         My commission has no expiration

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE GATEWAY TRUST, an Ohio business trust (the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment to Registration Statement No. 2-59895 amending such Registration Statement and the included prospectuses and statements of additional information for the Trust; and

         WHEREAS, the undersigned is a an officer of the Trust:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Walter
G. Sall and J. Patrick Rogers, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Trust, to execute and file such post-effective amendment, including prospectuses, statements of additional information and exhibits, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than May 15, 1996.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of January, 1996.

                                                      /s/ Paul R. Stewart
                                                      --------------------------
                                                      Paul R. Stewart, Treasurer

STATE OF OHIO         )
                      )  ss:
COUNTY OF CLERMONT    )

         Before me, a Notary Public, in and for said county and state, personally appeared Paul R. Stewart, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposed therein expressed.

         WITNESS my hand and official seal this 30th day of January, 1996.

                                          /s/ Donna M. Squeri
                                          -------------------
                                          Notary Public, State of Ohio
                                          My commission has no expiration